UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, PRESIDENT SOURCE CAPITAL, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1:  Report to Shareholders.

SOURCE CAPITAL, INC.

SEMIANNUAL REPORT

for the six months ended June 30, 2017

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

Performance

During the second quarter of 2017, the net asset value per share of Source Capital, Inc. (the "Fund") increased 2.36% for the quarter and 6.61% year to date (both percentages including the reinvestment of the distributions paid during the period). These changes compare with returns of 3.09% for the quarter and 9.04% year to date for the S&P 500 Index, 1.45% for the quarter and 2.27% year to date for the Barclays U.S. Aggregate Bond Index, and 2.43% for the quarter and 6.48% year to date for the 60/40 blended S&P 500/Barclays U.S. Aggregate Bond benchmark during the same period.

Source Capital continues to maintain an approximately 60% allocation to equities and 40% allocation to fixed income. The Fund's top five winners and losers for the second quarter of 2017 are presented below. The winners contributed 2.18%, while the losers detracted -0.86%.1

Winners	Performance Contribution	Losers	Performance Contribution
Oracle Corp.	0.68%	Arconic Inc.	-0.40%
Citigroup Inc.	0.47%	Cisco Systems Inc.	-0.18%
Aon plc	0.46%	General Electric Company	-0.14%
United Technologies Corp.	0.39%	Analog Devices Inc.	-0.09%
Thermo Fisher	0.18%	Alcoa Corp.	-0.05%

Financials

The Fund's investment in balance sheet intensive financials have performed positively over the past year. Earnings have improved and book value has increased but the largest driver has been an increase in valuation, as seen in the table below. In that time, the Price/Tangible Book ratio of our portfolio of financials has increased from 0.76x to 1.00x.

Source Capital Balance Sheet Intensive Financials2

	Q1 2016 P/TB		Q2 2017 P/TB		Q1 2017 TE/TA	2016 ROTE
Citigroup	0.67	x	1.01	x	11.3%	7.6%
Bank of America	0.84	x	1.41	x	9.0%	9.8%
AIG	0.84	x	0.83	x	15.2%	6.0%
Ally	0.69	x	0.74	x	8.1%	8.1%
Average	0.76	x	1.00	x	10.9%	7.9%

As we discussed more than a year ago, we thought it was reasonable to expect equity-like returns in all but extremely negative scenarios. Our companies still trade at a discount to historic norms based on tangible book value, as exhibited in the chart below, but can no longer be viewed as "dirt" cheap.

1  Reflects the top contributors and top detractors to the Fund's net asset value performance based on contribution to return for the quarter, as qualified by this footnote.

2  Balance sheet intensive financials only. P/TB = Price/Tangible Book. TE/TA = Tangible Equity/Tangible Assets. ROTE = Return on Tangible Equity and includes FPA adjustments. Q1 2016 P/TB = Q1 2016 Price/ Q1 2016 Tangible Book. Q2 2017 P/TB = Q2 2017 Price/ Q1 2017 Tangible Book. Q1 2017 TE/TA = Q1 2017 Tangible Equity/ Q1 2017 Tangible Assets. AIG figures are as of previous year-end except Q2 2017 which uses 6/30/2017 price divided by 12/31/2016 tangible book value (Bloomberg).

SOURCE CAPITAL, INC.

S&P 500 Financials Price/Tangible Book

The current investment case for these financials to continue to perform as desired increasingly relies on a continued favorable regulatory climate, our avoiding a recession, increasing capital return—the recent CCAR3 is a step in the right direction—and, in some cases, higher interest rates and/or a steeper yield curve.

If our portfolio companies can improve ROTE to an average of 12% (less than their historical average) and trade at 1.20x their TBV (up slightly more than current TBVs and still a sizeable discount to historical multiples as depicted in the prior graph) our positions would offer decent returns over the next three years. Note, however, that a little more than a year ago, when these institutions were trading at just 0.76x book, we believed we were well-protected on the downside (and we had more upside). We don't have that same protection today.

3  Comprehensive Capital Analysis and Review: a federally- required stress test that is held annually to determine the financial resilience of the nation's large bank holding companies.

SOURCE CAPITAL, INC.

Financials 3-year Cumulative Return Potential4

We aren't finding much of anything that's so statistically inexpensive, which explains why we maintain a significant position in these financials although we have taken some money off the table. Our exposure to balance sheet intensive financials at quarter-end stands at 20.9%.

Open Market Repurchases

We started the second quarter with the market discount to net asset value of 11.56% and ended the quarter with the discount at 10.39%. We repurchased 1,307 shares in the second quarter of 2017 at an average discount of 10.62%. While the number of shares purchased was modest, it was accretive to shareholders by adding $0.0007 per share to the Fund's NAV5.

As a reminder, Source Capital is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares at such times as the Fund's shares trade at a greater than 10% discount to the Fund's net asset value, when in FPA's judgment such repurchases would benefit shareholders, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer's stock by the issuer and the managers' ability to raise cash to repurchase shares in a tax-efficient manner. There is no assurance that Source Capital will purchase shares at any specific discount levels or in any specific amounts.

Respectfully submitted,

Source Capital Portfolio Management Team

August 17, 2017

4  FPA estimates. This chart is for illustrative purposes only. It does not imply any future performance of the fund and past performance is no guarantee of future results. TBV (tangible book value) multiples are equal-weighted between the financials owned by Source (first chart in section) and not representative of the TBV for the positions in the Fund. Current Return on Tangible Equity as of YE 2016.

5  Subsequent to the printing of the First Quarter 2017 report, we corrected the disclosure regarding the repurchases during that quarter. We actually repurchased 15,604 shares in the first quarter of 2017 at an average discount of 12.41% and it was accretive to shareholders by adding $ 0.009 per share to the Fund's NAV. These amounts were amounts were originally reported as 6,850 shares, 12.52% and $0.004, respectively. You can view the updated First Quarter report at www.sourcecapitalinc.com.

SOURCE CAPITAL, INC.

Important Disclosures

On December 1, 2015, a new portfolio management team assumed management of the Fund and the Fund transitioned to a balanced strategy. Performance prior to December 1, 2015 reflects the performance of the prior portfolio manager and investment strategy and is not indicative of performance for any subsequent periods.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the benchmark(s). Overall Fund performance, characteristics and volatility may differ from the benchmark(s) shown.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund or the portfolio managers. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Please visit our website, www.sourcecapitalinc.com, for a complete list of portfolio holdings.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. In addition, there is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time.

Non-U.S. investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards. Non-U.S. securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks.

The return of principal in a fund that invests in fixed income securities is not guaranteed. The Fund's investments in fixed income securities have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

When interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults, the security may lose some or all its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Index Definitions

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

60% S&P 500/40% Barclays Aggregate Index is a hypothetical combination of unmanaged indices comprised of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index, representing the Fund's neutral mix of 60% stocks and 40% bonds.

Indices are unmanaged, do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities. Investors cannot invest directly in an index.

SOURCE CAPITAL, INC.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

June 30, 2017
(Unaudited)

Common Stocks		61.1%
Infrastructure Software	9.0%
Diversified Banks	8.0%
Aircraft & Parts	6.7%
Internet Media	4.6%
Insurance Brokers	3.8%
P&C Insurance	3.8%
Consumer Finance	3.4%
Semiconductor Devices	3.0%
Communications Equipment	2.7%
Electrical Components	2.7%
Electrical Power Equipment	2.5%
Specialty Pharma	1.9%
Investment Companies	1.9%
Advertising & Marketing	1.6%
Life Science Equipment	1.5%
Base Metals	1.4%
Integrated Oils	1.0%
Household Products	0.7%
Food & Drug Stores	0.7%
Exploration & Production	0.2%
Bonds & Debentures		34.5%
Asset-Backed Securities	21.4%
Commercial Mortgage-Backed Securities	5.0%
Residential Mortgage-Backed Securities	4.9%
Corporate Bank Debt	1.3%
U.S. Treasuries	1.3%
Corporate Bonds & Notes	0.5%
Municipals	0.1%
Short-term Investments		5.4%
Other Assets And Liabilities, Net		(1.0)%
Net Assets		100.0%

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2017
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INFRASTRUCTURE SOFTWARE — 9.0%
Microsoft Corporation	166,630	$11,485,806
Oracle Corporation	434,720	21,796,861
		$33,282,667
DIVERSIFIED BANKS — 8.0%
Bank of America Corporation	567,370	$13,764,396
Citigroup, Inc.	240,330	16,073,271
		$29,837,667
AIRCRAFT & PARTS — 6.7%
Arconic, Inc.	411,206	$9,313,816
United Technologies Corporation	126,930	15,499,422
		$24,813,238
INTERNET MEDIA — 4.6%
Alphabet, Inc. (Class A)*	5,617	$5,222,013
Alphabet, Inc. (Class C)*	5,632	5,117,967
Baidu, Inc. (ADR) (China)*	36,950	6,608,877
		$16,948,857
INSURANCE BROKERS — 3.8%
Aon plc (Britain)	106,740	$14,191,083
P&C INSURANCE — 3.8%
American International Group, Inc.	224,030	$14,006,356
CONSUMER FINANCE — 3.4%
Ally Financial, Inc.	288,540	$6,030,486
American Express Co.	78,380	6,602,731
		$12,633,217
SEMICONDUCTOR DEVICES — 3.0%
Analog Devices, Inc.	93,070	$7,240,846
QUALCOMM, Inc.	69,890	3,859,326
		$11,100,172
COMMUNICATIONS EQUIPMENT — 2.7%
Cisco Systems, Inc.	324,260	$10,149,338
ELECTRICAL COMPONENTS — 2.7%
TE Connectivity, Ltd. (Switzerland)	128,350	$10,098,578
ELECTRICAL POWER EQUIPMENT — 2.5%
General Electric Co.	339,580	$9,172,056
SPECIALTY PHARMA — 1.9%
Mylan NV*	182,880	$7,099,402
INVESTMENT COMPANIES — 1.9%
Groupe Bruxelles Lambert SA (Belgium)	72,700	$6,998,959
ADVERTISING & MARKETING — 1.6%
WPP plc (Britain)	288,280	$6,060,089
LIFE SCIENCE EQUIPMENT — 1.5%
Thermo Fisher Scientific, Inc.	32,030	$5,588,274

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

COMMON STOCKS (Continued)	Shares or Principal Amount	Fair Value
BASE METALS — 1.4%
Alcoa Corporation	111,019	$3,624,770
MMC Norilsk Nickel PJSC (ADR) (Russia)	111,630	1,540,494
		$5,165,264
INTEGRATED OILS — 1.0%
Gazprom PJSC (ADR) (Russia)	323,590	$1,280,769
Lukoil PJSC (ADR) (Russia)	37,100	1,806,770
Rosneft Oil Co. PJSC (GDR) (Russia)	145,630	791,499
		$3,879,038
HOUSEHOLD PRODUCTS — 0.7%
Unilever NV (CVA) (Britain)	48,330	$2,667,268
FOOD & DRUG STORES — 0.7%
Jardine Strategic Holdings, Ltd. (Hong Kong)	61,080	$2,546,425
EXPLORATION & PRODUCTION — 0.2%
Occidental Petroleum Corporation	14,880	$890,866
TOTAL COMMON STOCKS — 61.1% (Cost $188,688,908)		$227,128,814
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES
AGENCY — 0.1%
Government National Mortgage Association 2011-49 A — 2.45% 7/16/2038	$334,050	$334,368
AGENCY STRIPPED — 4.1%
Government National Mortgage Association 2012-58 IO — 0.757% 2/16/2053@	$13,044,913	$536,942
Government National Mortgage Association 2015-86 IO — 0.775% 5/16/2052@	3,023,558	175,104
Government National Mortgage Association 2013-63 IO — 0.777% 9/16/2051@	18,725,049	989,456
Government National Mortgage Association 2013-74 IO — 0.783% 12/16/2053@	20,212,724	972,177
Government National Mortgage Association 2014-171 IO — 0.788% 11/16/2055@	18,246,435	892,979
Government National Mortgage Association 2013-13 IO — 0.798% 7/16/2047@	3,084,948	142,980
Government National Mortgage Association 2013-146 IO — 0.805% 11/16/2048@	17,782,487	776,332
Government National Mortgage Association 2012-79 IO — 0.808% 3/16/2053@	7,958,302	349,982
Government National Mortgage Association 2012-114 IO — 0.816% 1/16/2053@	17,263,723	1,020,436
Government National Mortgage Association 2014-153 IO — 0.83% 4/16/2056@	12,462,221	755,452
Government National Mortgage Association 2015-19 IO — 0.879% 1/16/2057@	10,045,972	679,227
Government National Mortgage Association 2012-109 IO — 0.894% 10/16/2053@	15,157,530	605,983
Government National Mortgage Association 2014-187 IO — 0.933% 5/16/2056@	8,037,223	524,467
Government National Mortgage Association 2015-114 IO — 0.969% 3/15/2057@	2,222,718	137,889
Government National Mortgage Association 2016-45 IO — 1.004% 2/16/2058@	16,064,192	1,186,098
Government National Mortgage Association 2016-34 IO — 1.007% 1/16/2058@	5,731,568	433,203
Government National Mortgage Association 2016-65 IO — 1.009% 1/16/2058@	6,463,521	495,303
Government National Mortgage Association 2015-108 IO — 1.035% 10/16/2056@	12,699,316	904,057
Government National Mortgage Association 2016-106 IO — 1.069% 9/16/2058@	7,279,244	596,874
Government National Mortgage Association 2016-125 IO — 1.07% 12/16/2057@	3,797,675	299,870
Government National Mortgage Association 2016-85 IO — 1.121% 3/16/2057@	4,259,912	342,877
Government National Mortgage Association 2016-119 IO — 1.127% 4/16/2058@	10,885,379	882,191
Government National Mortgage Association 2016-67 IO — 1.166% 7/16/2057@	15,383,660	1,216,711
Government National Mortgage Association 2016-94 IO — 1.17% 12/16/2057@	5,829,713	474,971
		$15,391,561

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
NON-AGENCY — 0.8%
A10 Term Asset Financing LLC 2016-1 A1 — 2.42% 3/15/2035**	$175,248	$174,898
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.214% 2/11/2041@	146,868	146,853
Citigroup Commercial Mortgage Trust 2006-C4 B — 6.203% 3/15/2049@	76,356	76,434
COMM Mortgage Trust 2014-FL5 B — 3.309% 10/15/2031**,@	339,000	339,100
COMM Mortgage Trust 2014-FL5 C — 3.309% 10/15/2031**,@	226,000	220,509
Credit Suisse Commercial Mortgage Trust Series 2016-MFF E — 7.159% 11/15/2033**,@	813,000	819,101
Latitude Management Real Estate Capita 2016-CRE2 A — 2.71% 11/24/2031**,@,††	318,000	320,385
Morgan Stanley Capital I Trust 2006-HQ9 D — 5.862% 7/12/2044@	260,000	259,971
Rialto Capital Management LLC 2014-LT5 B — 5.00% 5/15/2024**	217,788	217,609
SCG Trust 2013-SRP1 AJ — 3.109% 11/15/2026**,@	380,000	378,291
		$2,953,151
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES — 5.0% (Cost $19,291,577)		$18,679,080
RESIDENTIAL MORTGAGE-BACKED SECURITIES
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 2.5%
Federal Home Loan Mortgage Corporation 3770 WA — 4.00% 11/15/2028	$353,150	$358,193
Federal Home Loan Mortgage Corporation 3957 BV — 4.00% 10/15/2029	429,854	431,990
Federal National Mortgage Association 2012-117 DA — 1.50% 12/25/2039	273,802	268,206
Federal National Mortgage Association 2017-16 WB — 2.25% 1/25/2045	584,329	578,195
Federal National Mortgage Association 2017-25 BE — 2.25% 1/25/2046	1,286,453	1,271,972
Federal National Mortgage Association 2017-16 JA — 3.00% 2/25/2043	903,674	919,899
Federal National Mortgage Association 2016-104 QA — 3.00% 11/25/2043	1,334,152	1,355,695
Federal National Mortgage Association 2014-4 KA — 3.00% 1/25/2044	105,702	106,452
Federal National Mortgage Association 2017-5 JA — 3.00% 2/25/2046	1,191,294	1,212,245
Federal National Mortgage Association 2017-45 KD — 3.50% 2/25/2044	593,903	613,104
Federal National Mortgage Association 2017-52 KC — 3.50% 4/25/2044	578,000	596,851
Federal National Mortgage Association 2017-28 A — 3.50% 5/25/2045	728,689	753,119
Federal National Mortgage Association 2003-78 B — 5.00% 8/25/2023	298,930	316,210
		$8,782,131
AGENCY POOL FIXED RATE — 0.9%
Federal Home Loan Mortgage Corporation G13122 — 5.00% 4/1/2023	$278,089	$294,583
Federal Home Loan Mortgage Corporation G15744 — 5.00% 6/1/2026	429,801	448,126
Federal Home Loan Mortgage Corporation G13145 — 5.50% 4/1/2023	574,159	610,972
Federal National Mortgage Association MA1212 — 2.50% 10/1/2022	484,708	490,493
Federal National Mortgage Association AL8274 — 4.50% 12/1/2018	678,282	686,598
Federal National Mortgage Association 889109 — 5.00% 1/1/2023	212,800	223,753
Federal National Mortgage Association AE0286 — 5.00% 4/1/2025	308,993	327,479
Federal National Mortgage Association AL7725 — 5.00% 9/1/2025	691,951	725,011
Federal National Mortgage Association 256717 — 5.50% 5/1/2022	220,516	233,438
		$4,040,453
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 1.5%
BCAP LLC Trust 2010-RR8 2A6 — 2.708% 11/26/2036**,@	$421,819	$420,323
Nationstar HECM Loan Trust 2016-3A A — 2.013% 8/25/2026**	63,974	64,641
Nationstar HECM Loan Trust 2016-1A A — 2.981% 2/25/2026**,@	145,242	145,289
Nomura Resecuritization Trust 2016-1R 3A1 — 5.00% 9/28/2036**,@	160,661	166,308
RiverView HECM Trust 2007-1 A — 1.72% 5/25/2047**,@	566,031	471,221
Towd Point Mortgage Trust 2016-3 A1 — 2.25% 4/25/2056**,@	645,996	644,523
Towd Point Mortgage Trust 2015-1 AES — 3.00% 10/25/2053**,@	558,975	566,369
Towd Point Mortgage Trust 2015-4 A1 — 3.50% 4/25/2055**,@	930,695	953,327
Towd Point Mortgage Trust 2015-2 2A1 — 3.75% 11/25/2057**,@	370,846	381,315

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
VOLT XL LLC 2015-NP14 A1 — 4.375% 11/27/2045**,@@	$600,356	$600,734
VOLT XXV LLC 2015-NPL8 A1 — 3.50% 6/26/2045**,@@	456,919	456,996
VOLT XXXIII LLC 2015-NPL5 A1 — 3.50% 3/25/2055**,@@	634,211	634,317
		$5,505,363
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.9% (Cost $18,316,738)		$18,327,947
ASSET-BACKED SECURITIES
AUTO — 6.4%
Ally Auto Receivables Trust 2017-1 B — 2.35% 3/15/2022	$101,000	$101,037
Ally Auto Receivables Trust 2017-1 C — 2.48% 5/16/2022	191,000	191,180
AmeriCredit Automobile Receivables Trust 2013-1 D — 2.09% 2/8/2019	1,144,909	1,144,952
AmeriCredit Automobile Receivables Trust 2017-1 C — 2.71% 8/18/2022	203,000	203,874
BMW Vehicle Lease Trust 2017-1 A4 — 2.18% 6/22/2020	501,000	503,673
Capital Auto Receivables Asset Trust 2016-3 A3 — 1.54% 8/20/2020	252,000	251,715
Capital Auto Receivables Asset Trust 2015-2 A3 — 1.73% 9/20/2019	1,185,000	1,186,113
Capital Auto Receivables Asset Trust 2016-1 B — 2.67% 12/21/2020	114,000	114,981
Credit Acceptance Auto Loan Trust 2015-1A A — 2.00% 7/15/2022**	631,438	631,843
Credit Acceptance Auto Loan Trust 2016-2A A — 2.42% 11/15/2023**	250,000	250,869
Credit Acceptance Auto Loan Trust 2017-2A A — 2.55% 2/17/2026**	613,000	612,949
Credit Acceptance Auto Loan Trust 2014-2A B — 2.67% 9/15/2022**	250,000	250,457
Credit Acceptance Auto Loan Trust 2016-3A B — 2.94% 10/15/2024**	519,000	521,198
Credit Acceptance Auto Loan Trust 2015-2A B — 3.04% 8/15/2023**	566,000	569,616
Credit Acceptance Auto Loan Trust 2016-2A B — 3.18% 5/15/2024**	601,000	606,336
Credit Acceptance Auto Loan Trust 2016-3A C — 3.60% 4/15/2025**	339,000	342,553
DT Auto Owner Trust 2016-4A B — 2.02% 8/17/2020**	366,000	365,381
DT Auto Owner Trust 2017-1A C — 2.70% 11/15/2022**	503,000	503,602
Exeter Automobile Receivables Trust 2016-3A A — 1.84% 11/16/2020**	430,809	429,595
Exeter Automobile Receivables Trust 2017-1A B — 3.00% 12/15/2021**	237,000	237,800
First Investors Auto Owner Trust 2014-1A A3 — 1.49% 1/15/2020**	99,282	99,267
First Investors Auto Owner Trust 2016-2A A2 — 1.87% 11/15/2021**	148,000	147,733
First Investors Auto Owner Trust 2016-1A A1 — 1.92% 5/15/2020**	378,850	378,973
First Investors Auto Owner Trust 2016-1A A2 — 2.26% 4/15/2021**	1,096,000	1,099,109
First Investors Auto Owner Trust 2017-1A B — 2.67% 4/17/2023**	115,000	115,206
First Investors Auto Owner Trust 2017-1A C — 2.95% 4/17/2023**	219,000	219,636
Ford Credit Auto Owner Trust 2013-C C — 1.91% 3/15/2019	456,000	456,257
GM Financial Automobile Leasing Trust 2016-3 C — 2.38% 5/20/2020	208,000	207,665
GM Financial Automobile Leasing Trust 2017-2 B — 2.43% 6/21/2021	597,000	595,430
GM Financial Automobile Leasing Trust 2017-1 B — 2.48% 8/20/2020	1,320,000	1,328,539
GM Financial Automobile Leasing Trust 2017-1 C — 2.74% 8/20/2020	597,000	598,920
Hyundai Auto Lease Securitization Trust 2016-C B — 1.86% 5/17/2021**	359,000	356,077
Nissan Auto Lease Trust 2017-A A3 — 1.91% 4/15/2020	567,000	566,210
Prestige Auto Receivables Trust 2016-1A A3 — 1.99% 6/15/2020**	1,256,000	1,258,725
Prestige Auto Receivables Trust 2016-2A B — 2.19% 11/15/2022**	673,000	669,562
Prestige Auto Receivables Trust 2016-2A C — 2.88% 11/15/2022**	242,000	243,674
Santander Drive Auto Receivables Trust 2013-3 C — 1.81% 4/15/2019	196,324	196,374
Santander Drive Auto Receivables Trust 2015-2 B — 1.83% 1/15/2020	842,295	842,514
Santander Drive Auto Receivables Trust 2014-2 C — 2.33% 11/15/2019	904,932	906,498
Santander Drive Auto Receivables Trust 2017-1 C — 2.58% 5/16/2022	209,000	209,008
Santander Drive Auto Receivables Trust 2016-2 C — 2.66% 11/15/2021	131,000	130,874
Santander Drive Auto Receivables Trust 2013-5 D — 2.73% 10/15/2019	439,000	442,105
Santander Drive Auto Receivables Trust 2013-A C — 3.12% 10/15/2019**	395,630	396,209
Westlake Automobile Receivables Trust 2016-3A B — 2.07% 12/15/2021**	1,349,000	1,347,410
Westlake Automobile Receivables Trust 2016-1A B — 2.68% 9/15/2021**	1,300,000	1,303,638

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Westlake Automobile Receivables Trust 2017-1A C — 2.70% 10/17/2022**	$411,000	$411,625
World Omni Automobile Lease Securitization Trust 2017-A A4 — 2.32% 8/15/2022	149,000	149,485
World Omni Automobile Lease Securitization Trust 2017-A B — 2.48% 8/15/2022	276,000	276,927
		$23,973,374
COLLATERALIZED LOAN OBLIGATION — 4.7%
Adams Mill CLO Ltd. 2014-1A B2R — 1.00% 7/15/2026**,††	$250,000	$250,000
BlueMountain CLO Ltd. 2013-4A — 3.36% 4/15/2025**	250,000	250,367
Cerberus Loan Funding XVIII LP 2017-1A A — 2.91% 4/15/2027**,@	1,138,000	1,137,998
Cerberus Onshore II CLO-2 LLC 2014-1A A — 3.058% 10/15/2023**,@	46,032	46,045
Cerberus Onshore II CLO-2 LLC 2014-1A B — 3.722% 10/15/2023**,@	250,000	250,208
CIFC Funding 2013-III Ltd. 2013-3A A2BR — 3.40% 10/24/2025**	250,000	250,081
CIFC Funding 2013-IV Ltd. 2013-4A A2R — 2.72% 11/27/2024**	403,000	402,380
Elm Trust 2016-1A A2 — 4.163% 6/20/2025**	356,000	360,728
Flagship VII Ltd. 2013-7A A2R — 2.70% 1/20/2026**	475,000	475,055
Fortress Credit Opportunities III CLO LP 2014-3A A1TR — 2.80% 4/28/2026**	1,322,000	1,325,043
Fortress Credit Opportunities V CLO Ltd. 2014-5A A1FR — 3.40% 10/15/2026**	683,000	682,653
Fortress Credit Opportunities V CLO Ltd. 2014-5A A2R — 3.75% 10/15/2026**	178,000	177,924
Fortress Credit Opportunities VII CLO, Ltd. 2016-7I E — 8.424% 12/15/2028@	561,000	564,715
Halcyon Loan Advisors Funding 10/25 1 — 1.00% 10/22/2025**,††	491,000	491,000
ICG US CLO Ltd. 2014-3A A1BR — 2.97% 1/25/2027**	933,000	931,018
Jamestown CLO III Ltd. 2013-3A A1BR — 2.753% 1/15/2026**	451,000	451,556
MidOcean Credit CLO I 2012-1A A2R — 3.658% 1/15/2024**,@	504,000	511,102
Nelder Grove CLO Ltd. 2014-1A AFR — 3.00% 8/28/2026**	250,000	250,176
NewMark Capital Funding CLO, Ltd. 2014-2A AFR — 3.077% 6/30/2026**	250,000	250,322
NewMark Capital Funding CLO, Ltd. 2014-2A BFR — 3.669% 6/30/2026**	278,000	279,740
Northwoods Capital X Ltd. 2013-10A A2R — 2.649% 11/4/2025**	797,000	796,998
Northwoods Capital X Ltd. 2013-10A B2R — 3.442% 11/4/2025**	250,000	250,887
Oaktree CLO Ltd. 2014-2A A1BR — 2.953% 10/20/2026**	293,000	293,565
Ocean Trails CLO V 2014-5A C2R — 4.70% 10/13/2026**	186,000	186,464
OHA Loan Funding LLC 2014-1A A2R — 2.95% 10/20/2026**	569,000	569,114
Peaks CLO 1, Ltd. 2014-1A C — 4.658% 6/15/2026**,@	344,000	344,381
Peaks CLO, 1 Ltd. 2014-1A A — 2.908% 6/15/2026**,@	839,000	840,034
Saranac CLO I Ltd. 2013-1A B — 3.217% 10/26/2024**,@	340,000	341,289
Saranac CLO II Ltd. 2014-2A A2 — 2.922% 2/20/2025**,@	320,000	320,618
Senior Credit Fund SPV LLC 2016-1A — 3.033% 12/19/2025††	925,000	925,000
SILVERMORE CLO Ltd. SMORE 2014 1A A1R 144A — 1.00% 5/15/2026††	670,000	670,000
Symphony CLO XII Ltd. 2013-12A B2R — 3.389% 10/15/2025**	427,000	427,668
Telos CLO, Ltd. 2014-5A A — 2.708% 4/17/2025**,@	828,000	830,698
Washington Mill CLO Ltd. 2014-1A A2R — 2.90% 4/20/2026**	250,000	250,039
Washington Mill CLO Ltd. 2014-1A B2R — 3.60% 4/20/2026**	317,000	317,084
West CLO Ltd. 2013-1A A1BR — 2.745% 11/7/2025**	418,000	418,102
West CLO Ltd. 2013-1A A2BR — 3.393% 11/7/2025**	250,000	248,689
Zais CLO 2 Ltd. 2014-2A A1BR — 2.92% 7/25/2026**	250,000	250,237
		$17,618,978
CREDIT CARD — 1.6%
Cabela's Credit Card Master Note Trust 2016-1 A1 — 1.78% 6/15/2022	$1,343,000	$1,340,827
Capital One Multi-Asset Execution Trust 2016-A6 A6 — 1.82% 9/15/2022	1,051,000	1,051,929
Capital One Multi-Asset Execution Trust 2017-A1 A1 — 2.00% 1/17/2023	1,321,000	1,324,988
Discover Card Execution Note Trust 2014-A4 A4 — 2.12% 12/15/2021	1,152,000	1,159,829
Synchrony Credit Card Master Note Trust 2015-3 A — 1.74% 9/15/2021	1,012,000	1,012,842
Synchrony Credit Card Master Note Trust 2016-3 B — 1.91% 9/15/2022	104,000	103,399
		$5,993,814

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
EQUIPMENT — 5.5%
ARI Fleet Lease Trust 2015-A A2 — 1.11% 11/15/2018**	$297,131	$296,662
ARI Fleet Lease Trust 2016-A A2 — 1.82% 7/15/2024**	371,404	371,223
Ascentium Equipment Receivables LLC 2015-2A B — 2.62% 12/10/2019**	1,256,000	1,258,758
Ascentium Equipment Receivables Trust 2016-1A A2 — 1.75% 11/13/2018**	657,304	657,349
Avis Budget Rental Car Funding AESOP LLC 2014-2A A — 2.50% 2/20/2021**	172,000	171,556
Avis Budget Rental Car Funding AESOP LLC 2015-1A A — 2.50% 7/20/2021**	1,282,000	1,276,211
Avis Budget Rental Car Funding AESOP LLC 2015-2A A — 2.63% 12/20/2021**	616,000	612,225
CCG Receivables Trust 2015-1 A2 — 1.46% 11/14/2018**	220,039	219,711
Chesapeake Funding II LLC 2016-2A A1 — 1.88% 6/15/2028**	743,003	742,148
Chesapeake Funding II LLC 2016-1A A1 — 2.11% 3/15/2028**	1,160,034	1,162,776
Coinstar Funding LLC Series 2017-1A A2 — 5.216% 4/25/2047**	228,000	230,436
Enterprise Fleet Financing LLC 2014-2 A2 — 1.05% 3/20/2020**	151,384	151,257
Enterprise Fleet Financing LLC 2015-1 A2 — 1.30% 9/20/2020**	381,085	380,821
Enterprise Fleet Financing LLC 2016-2 A2 — 1.74% 2/22/2022**	453,584	453,068
Enterprise Fleet Financing LLC 2016-1 A2 — 1.83% 9/20/2021**	930,387	930,373
Enterprise Fleet Financing LLC 2017-2 A2 — 1.97% 1/20/2023**	384,000	383,980
Enterprise Fleet Financing LLC 2017-1 A3 — 2.60% 7/20/2022**	275,000	275,196
GreatAmerica Leasing Receivables Funding LLC Series 2016-1 A3 — 1.73% 6/20/2019**	1,000,000	999,505
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 A4 — 2.36% 1/20/2023**	177,000	176,973
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 C — 2.89% 1/22/2024**	250,000	250,080
Hertz Fleet Lease Funding LP 2016-1 A2 — 1.96% 4/10/2030**	1,314,266	1,312,587
Hertz Fleet Lease Funding LP 2017-1 A2 — 2.13% 4/10/2031**	548,000	548,054
Leaf Receivables Funding 10 LLC 2015-1 B — 2.42% 1/15/2021**	834,000	830,585
Leaf Receivables Funding 11 LLC 2016-1 A2 — 1.72% 7/15/2018**	265,846	265,876
Leaf Receivables Funding 12 LLC 2017-1 A3 — 2.07% 8/15/2020**,††	203,000	202,596
Leaf Receivables Funding 12 LLC 2017-1 A4 — 2.43% 7/15/2021**,††	149,000	148,622
NextGear Floorplan Master Owner Trust 2015-2A A — 2.38% 10/15/2020**	517,000	519,353
NextGear Floorplan Master Owner Trust 2017-1A A2 — 2.54% 4/18/2022**	620,000	619,773
Prop Series 2017-1A — 5.30% 3/15/2042††	1,071,455	1,082,169
Verizon Owner Trust 2016-2A A — 1.68% 5/20/2021**	240,000	239,321
Verizon Owner Trust 2017-2A A — 1.92% 12/20/2021**	707,000	707,334
Verizon Owner Trust 2017-1A A — 2.06% 9/20/2021**	269,000	270,105
Verizon Owner Trust 2016-2A B — 2.15% 5/20/2021**	269,000	269,192
Verizon Owner Trust 2017-2A B — 2.22% 12/20/2021**	645,000	645,137
Verizon Owner Trust 2017-1A B — 2.45% 9/20/2021**	918,000	922,326
Volvo Financial Equipment LLC Series 2016-1A A2 — 1.44% 10/15/2018**	525,938	525,947
Volvo Financial Equipment LLC Series 2017-1A A4 — 2.21% 11/15/2021**	159,000	159,106
		$20,268,391
OTHER — 3.2%
Conn's Receivables Funding LLC 2016-A B — 8.96% 8/15/2018**	$419,711	$420,276
New Residential Advance Receivables Trust 2015-ON1 2016-T4 AT4 — 3.107% 12/15/2050**,††	1,345,000	1,335,719
New Residential Advance Receivables Trust Advance Receivables Backed 2016-T1 AT1 — 2.751% 6/15/2049**	679,500	678,331
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2 — 2.575% 10/15/2049**	1,362,000	1,353,189
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2017-T1 AT1 — 3.214% 2/15/2051**,††	1,262,000	1,256,700
Ocwen Master Advance Receivables Trust 2016-T1 AT1 — 2.521% 8/17/2048**	1,343,000	1,340,902
Oportun Funding III LLC 2016-B A — 3.69% 7/8/2021**	264,000	264,410
Oportun Funding IV LLC 2016-C A — 3.28% 11/8/2021**	261,000	259,134
Panhandle-Plains Student Finance Corporation 2001-1 A2 — 2.617% 12/1/2031@,††	700,000	695,625
PFS Financing Corporation 2014-BA A — 1.759% 10/15/2019**,@	1,450,000	1,451,405
PFS Financing Corporation 2016-A A — 2.359% 2/18/2020**,@	1,516,000	1,521,098
Progreso Receivables Funding IV LLC 2015-B A — 3.00% 7/28/2020**	500,000	499,996

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Unison Ground Lease Funding LLC 2013-1 B — 5.78% 3/15/2043**,††	$349,000	$346,148
WCP ISSUER LLC 2013-1 B — 6.657% 8/15/2043**,††	409,000	422,939
		$11,845,872
TOTAL ASSET-BACKED SECURITIES — 21.4% (Cost $79,543,607)		$79,700,429
CORPORATE BONDS & NOTES
CONSUMER, CYCLICAL — 0.1%
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	$753	$841
Northwest Airlines 1999-2 Class C Pass Through Trust — 8.304% 9/1/2010††	232,812	83,230
US Airways 1998-1B Pass Through Trust — 7.35% 7/30/2019	53,755	53,788
		$137,859
ENERGY — 0.1%
PHI, Inc. — 5.25% 3/15/2019	$306,000	$283,050
FINANCIAL — 0.1%
N671US Trust — 7.50% 9/15/2020**,††	$130,970	$131,298
Berkshire Hathaway Finance Corporation — 1.442% 8/15/2019@	336,000	337,181
		$468,479
INDUSTRIAL — 0.0%
Air 2 US — 10.127% 10/1/2020**,††	$426,921	$106,730
TECHNOLOGY — 0.2%
Apple, Inc. — 1.90% 2/7/2020	$688,000	$690,171
TOTAL CORPORATE BONDS & NOTES — 0.5% (Cost $1,765,004)		$1,686,289
CORPORATE BANK DEBT
ACCTL — 6.50% 5/16/2022**	$518,085	$517,437
Xplornet Communications, Inc. TL-B 1L — 0.00% 9/9/2021**	1,056,895	1,068,785
Internap Corp. TL 1L — 8.09% 4/3/2022**	500,000	505,625
Intelsat Jackson Holding SA — 0.00% 6/30/2019**	690,000	683,348
MB1LDDTL2— 2.50% 11/30/2017**,††	31,632	435
MB1LTL — 6.23% 11/30/2022**	656,393	658,854
MB2LTL — 10.48% 11/30/2023**	184,000	184,230
OTGDDTL — 1.00% 8/23/2021**,††	23,500	617
OTGTL — 9.70% 8/23/2021**	556,500	559,978
SDTL — 7.30% 11/22/2021**	375,250	375,719
ZW1L — 6.00% 11/16/2022**	368,150	368,301
ZW2L — 10.179% 11/16/2023**	130,000	129,735
TOTAL CORPORATE BANK DEBT — 1.3% (Cost $4,982,202)		$5,053,064
MUNICIPALS — 0.1%
Wayne County GO, (TXBL-NTS), — 4.25% 12/1/2018 (Cost $225,000)	$225,000	$227,484

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
U.S. TREASURIES
U.S. Treasury Notes — 1.00% 12/15/2017	$1,300,000	$1,299,378
U.S. Treasury Notes — 1.375% 8/31/2020	2,693,000	2,673,967
U.S. Treasury Notes — 1.375% 10/31/2020	891,000	883,727
TOTAL U.S. TREASURIES — 1.3% (Cost $4,903,074)		$4,857,072
TOTAL BONDS & DEBENTURES — 34.5% (Cost $129,027,202)		$128,531,365
TOTAL INVESTMENT SECURITIES — 95.6% (Cost $317,716,110)		$355,660,179
SHORT-TERM INVESTMENTS — 5.4%
Exxon Mobil Corp. — 1.08% 7/25/2017	$10,000,000	$9,992,800
State Street Bank Repurchase Agreement — 0.12% 7/3/2017 (Dated 06/30/2017, repurchase price of $10,081,101, collateralized by $9,885,000 principal amount U.S. Treasury Bond — 3.00% 2044, fair value $10,283,593)	10,081,000	10,081,000
TOTAL SHORT-TERM INVESTMENTS (Cost $20,073,800)		$20,073,800
TOTAL INVESTMENTS — 101.0% (Cost $337,789,910)		$375,733,979
Other Assets and Liabilities, net — (1.0)%		(3,792,909)
NET ASSETS — 100.0%		$371,941,070

*  Non-income producing security.

@  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2017.

**  Restricted securities. These restricted securities constituted 19.64% of total net assets at June 30, 2017, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Director in accordance with the Fund's fair value procedures. These securities constituted 2.3% of total net assets at June 30, 2017.

@@  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2017.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

June 30, 2017
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
A10 Term Asset Financing LLC 2016-1 A1 2.42% 3/15/2035	05/19/2016	$175,231	$174,898	0.05%
ACCTL 6.50% 5/16/2022	12/30/2016	513,517	517,437	0.14%
ARI Fleet Lease Trust 2016-A A2 1.82% 7/15/2024	02/17/2016	371,380	371,223	0.10%
ARI Fleet Lease Trust 2015-A A2 1.11% 11/15/2018	01/25/2016, 03/07/2016, 03/11/2016	296,563	296,662	0.08%
Adams Mill CLO Ltd. 2014-1A B2R 7/15/2026		250,000	250,000	0.07%
Air 2 US 10.127% 10/1/2020	02/21/2015, 01/13/2016	125,942	106,730	0.03%
Ascentium Equipment Receivables LLC 2015-2A B 2.62% 12/10/2019	02/18/2016	1,252,947	1,258,758	0.34%
Ascentium Equipment Receivables Trust 2016-1A A2 1.75% 11/13/2018	04/18/2016	657,296	657,349	0.18%
Avis Budget Rental Car Funding AESOP LLC 2015-1A A 2.50% 7/20/2021		1,278,228	1,276,211	0.34%
Avis Budget Rental Car Funding AESOP LLC 2015-2A A 2.63% 12/20/2021		614,085	612,225	0.16%
Avis Budget Rental Car Funding AESOP LLC 2014-2A A 2.50% 2/20/2021		172,303	171,556	0.05%
BARXPL TL-B 1L 9/9/2021	10/07/2016, 10/14/2016, 12/19/2016	1,053,000	1,068,785	0.29%
BCAP LLC Trust 2010-RR8 2A6 2.708% 11/26/2036	12/08/2015	419,527	420,323	0.11%
BlueMountain CLO Ltd. 2013-4A 3.36% 4/15/2025	03/31/2017	250,000	250,367	0.07%
CCG Receivables Trust 2015-1 A2 1.46% 11/14/2018	05/26/2016	220,106	219,711	0.06%
CIFC Funding 2013-III Ltd. 2013-3A A2BR 3.40% 10/24/2025		250,000	250,081	0.07%
CIFC Funding 2013-IV Ltd. 2013-4A A2R 2.72% 11/27/2024		403,000	402,380	0.11%
COMM Mortgage Trust 2014-FL5 B 3.309% 10/15/2031	11/29/2016	337,645	339,100	0.09%
COMM Mortgage Trust 2014-FL5 C 3.309% 10/15/2031	09/15/2016	218,046	220,509	0.06%
Cerberus Loan Funding XVIII LP 2017-1A A 2.91% 4/15/2027	03/30/2017	1,138,000	1,137,998	0.31%
Cerberus Onshore II CLO-2 LLC 2014-1A B 3.722% 10/15/2023	05/05/2016	247,821	250,208	0.07%
Cerberus Onshore II CLO-2 LLC 2014-1A A 3.058% 10/15/2023	05/05/2016	45,982	46,045	0.01%
Chesapeake Funding II LLC 2016-1A A1 2.11% 3/15/2028	03/24/2016	1,159,881	1,162,776	0.31%
Chesapeake Funding II LLC 2016-2A A1 1.88% 6/15/2028	06/14/2016	742,967	742,148	0.20%
Coinstar Funding LLC Series 2017-1A A2 5.216% 4/25/2047		228,000	230,436	0.06%
Conn's Receivables Funding LLC 2016-A B 8.96% 8/15/2018	03/11/2016	419,697	420,276	0.11%
Credit Acceptance Auto Loan Trust 2015-1A A 2.00% 7/15/2022	01/06/2016, 01/11/2016	629,616	631,843	0.17%
Credit Acceptance Auto Loan Trust 2017-2A A 2.55% 2/17/2026		612,949	612,949	0.16%
Credit Acceptance Auto Loan Trust 2016-2A B 3.18% 5/15/2024	05/04/2016	600,865	606,336	0.16%
Credit Acceptance Auto Loan Trust 2015-2A B 3.04% 8/15/2023	01/08/2016	565,111	569,616	0.15%

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES (Continued)

June 30, 2017
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Credit Acceptance Auto Loan Trust 2016-3A B 2.94% 10/15/2024	10/19/2016	$519,530	$521,198	0.14%
Credit Acceptance Auto Loan Trust 2016-3A C 3.60% 4/15/2025	10/19/2016	338,941	342,553	0.09%
Credit Acceptance Auto Loan Trust 2016-2A A 2.42% 11/15/2023	05/04/2016	249,950	250,869	0.07%
Credit Acceptance Auto Loan Trust 2014-2A B 2.67% 9/15/2022	01/08/2016	248,932	250,457	0.07%
Credit Suisse Commercial Mortgage Trust Series 2016-MFF E 7.159% 11/15/2033	11/4/2016, 12/20/2016	813,000	819,101	0.22%
DT Auto Owner Trust 2017-1A C 2.70% 11/15/2022		503,096	503,602	0.14%
DT Auto Owner Trust 2016-4A B 2.02% 8/17/2020	09/28/2016	365,983	365,381	0.10%
Elm Trust 2016-1A A2 4.163% 6/20/2025	12/18/2016	355,994	360,728	0.10%
Enterprise Fleet Financing LLC 2016-1 A2 1.83% 9/20/2021	02/09/2016	930,288	930,373	0.25%
Enterprise Fleet Financing LLC 2016-2 A2 1.74% 2/22/2022	07/12/2016	453,559	453,068	0.12%
Enterprise Fleet Financing LLC 2017-2 A2 1.97% 1/20/2023		383,980	383,980	0.10%
Enterprise Fleet Financing LLC 2015-1 A2 1.30% 9/20/2020	02/23/2016	380,269	380,821	0.10%
Enterprise Fleet Financing LLC 2017-1 A3 2.60% 7/20/2022		274,936	275,196	0.07%
Enterprise Fleet Financing LLC 2014-2 A2 1.05% 3/20/2020	02/17/2016	150,947	151,257	0.04%
Exeter Automobile Receivables Trust 2016-3A A 1.84% 11/16/2020	10/03/2016	430,786	429,595	0.12%
Exeter Automobile Receivables Trust 2017-1A B 3.00% 12/15/2021		236,951	237,800	0.06%
First Investors Auto Owner Trust 2016-1A A2 2.26% 4/15/2021	02/10/2016	1,096,000	1,099,109	0.30%
First Investors Auto Owner Trust 2016-1A A1 1.92% 5/15/2020	03/09/2016	378,674	378,973	0.10%
First Investors Auto Owner Trust 2017-1A C 2.95% 4/17/2023		218,971	219,636	0.06%
First Investors Auto Owner Trust 2016-2A A2 1.87% 11/15/2021	09/12/2016	147,992	147,733	0.04%
First Investors Auto Owner Trust 2017-1A B 2.67% 4/17/2023		115,009	115,206	0.03%
First Investors Auto Owner Trust 2014-1A A3 1.49% 1/15/2020	12/02/2015	99,239	99,267	0.03%
Flagship VII Ltd. 2013-7A A2R 2.70% 1/20/2026		475,000	475,055	0.13%
Fortress Credit Opportunities III CLO LP 2014-3A A1TR 2.80% 4/28/2026		1,322,000	1,325,043	0.36%
Fortress Credit Opportunities V CLO Ltd. 2014-5A A1FR 3.40% 10/15/2026		683,000	682,653	0.18%
Fortress Credit Opportunities V CLO Ltd. 2014-5A A2R 3.75% 10/15/2026		178,000	177,924	0.05%
GreatAmerica Leasing Receivables Funding LLC Series 2016-1 A3 1.73% 6/20/2019	02/09/2016	999,899	999,505	0.27%
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 C 2.89% 1/22/2024		249,987	250,080	0.07%

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES (Continued)

June 30, 2017
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 A4 2.36% 1/20/2023		$176,993	$176,973	0.05%
Halcyon Loan Advisors Funding 10/25 1 — 1.00% 10/22/2025		491,000	491,000	0.13%
Hertz Fleet Lease Funding LP 2016-1 A2 1.96% 4/10/2030	04/13/2016	1,314,244	1,312,587	0.35%
Hertz Fleet Lease Funding LP 2017-1 A2 2.13% 4/10/2031		547,934	548,054	0.15%
Hyundai Auto Lease Securitization Trust 2016-C B 1.86% 5/17/2021		356,938	356,077	0.10%
ICG US CLO Ltd. 2014-3A A1BR 2.97% 1/25/2027		933,000	931,018	0.25%
INAP TL 1L — 8.09% 4/3/2022		492,739	505,625	0.14%
Intelsat Jackson Holding SA — 0.00% 6/30/2019		682,832	683,348	0.18%
Jamestown CLO III Ltd. 2013-3A A1BR 2.753% 1/15/2026		451,000	451,556	0.12%
Latitude Management Real Estate Capita 2016-CRE2 A 2.71% 11/24/2031	10/21/2016	318,000	320,385	0.09%
Leaf Receivables Funding 10 LLC 2015-1 B 2.42% 1/15/2021	02/18/2016	830,166	830,585	0.22%
Leaf Receivables Funding 11 LLC 2016-1 A2 1.72% 7/15/2018	05/18/2016	265,846	265,876	0.07%
Leaf Receivables Funding 12 LLC 2017-1 A3 2.07% 8/15/2020		202,957	202,596	0.05%
Leaf Receivables Funding 12 LLC 2017-1 A4 2.43% 7/15/2021		148,976	148,622	0.04%
MB1LDDTL2 — 2.50% 11/30/2017		—	435	0.00%
MB1LTL 6.23% 11/30/2022	12/02/2016	649,964	658,854	0.18%
MB2LTL 10.48% 11/30/2023	12/02/2016	181,401	184,230	0.05%
MidOcean Credit CLO I 2012-1A A2R 3.658% 1/15/2024		509,592	511,102	0.14%
N671US Trust 7.50% 9/15/2020	05/09/2016	130,970	131,298	0.04%
Nationstar HECM Loan Trust 2016-1A A 2/25/2026	02/26/2016	145,242	145,289	0.04%
Nationstar HECM Loan Trust 2016-3A A 2.013% 8/25/2026	08/11/2016	63,974	64,641	0.02%
Nelder Grove CLO Ltd. 2014-1A AFR 3.00% 8/28/2026		250,000	250,176	0.07%
New Residential Advance Receivables Trust 2015-ON1 2016-T4 AT4 3.107% 12/15/2050	11/22/2016	1,345,000	1,335,719	0.36%
New Residential Advance Receivables Trust Advance Receivables Backed 2016-T1 AT1 2.751% 6/15/2049	06/23/2016	679,500	678,331	0.18%
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2 2.575% 10/15/2049	10/14/2016	1,362,000	1,353,189	0.36%
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2017-T1 AT1 3.214% 2/15/2051		1,262,000	1,256,700	0.34%
NewMark Capital Funding CLO, Ltd. 2014-2A BFR 3.669% 6/30/2026		278,000	279,740	0.08%
NewMark Capital Funding CLO, Ltd. 2014-2A AFR 3.077% 6/30/2026		250,000	250,322	0.07%
NextGear Floorplan Master Owner Trust 2017-1A A2 2.54% 4/18/2022		619,958	619,773	0.17%

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES (Continued)

June 30, 2017
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
NextGear Floorplan Master Owner Trust 2015-2A A 2.38% 10/15/2020		$519,920	$519,353	0.14%
Nomura Resecuritization Trust 2016-1R 3A1 5.00% 9/28/2036	05/05/2016	167,648	166,308	0.04%
Northwoods Capital X Ltd. 2013-10A A2R 2.649% 11/4/2025		797,000	796,998	0.21%
Northwoods Capital X Ltd. 2013-10A B2R 3.442% 11/4/2025		250,000	250,887	0.07%
OHA Loan Funding LLC 2014-1A A2R 2.95% 10/20/2026		569,000	569,114	0.15%
OTGDDTL 1.00% 8/23/2021	08/26/2016	—	617	0.00%
OTGTL 9.70% 8/23/2021	08/26/2016	547,357	559,978	0.15%
Oaktree CLO Ltd. 2014-2A A1BR 2.953% 10/20/2026		293,000	293,565	0.08%
Ocean Trails CLO V 2014-5A C2R 4.70% 10/13/2026		186,000	186,464	0.05%
Ocwen Master Advance Receivables Trust 2016-T1 AT1 2.521% 8/17/2048	08/03/2016	1,343,000	1,340,902	0.36%
Oportun Funding III LLC 2016-B A 3.69% 7/8/2021	06/22/2016	263,977	264,410	0.07%
Oportun Funding IV LLC 2016-C A 3.28% 11/8/2021	12/07/2016	260,988	259,134	0.07%
PFS Financing Corporation 2016-A A 2.359% 2/18/2020	02/09/2016	1,516,380	1,521,098	0.41%
PFS Financing Corporation 2014-BA A 1.759% 10/15/2019	02/16/2016	1,441,114	1,451,405	0.39%
Peaks CLO 1, Ltd. 2014-1A C 4.658% 6/15/2026	12/07/2016	337,732	344,381	0.09%
Peaks CLO, 1 Ltd. 2014-1A A 2.908% 6/15/2026		840,049	840,034	0.23%
Prestige Auto Receivables Trust 2016-1A A3 1.99% 6/15/2020	03/16/2016	1,256,000	1,258,725	0.34%
Prestige Auto Receivables Trust 2016-2A B 2.19% 11/15/2022	10/21/2016	672,897	669,562	0.18%
Prestige Auto Receivables Trust 2016-2A C 2.88% 11/15/2022	10/21/2016	241,963	243,674	0.07%
Progreso Receivables Funding IV LLC 2015-B A 3.00% 7/28/2020	11/08/2016	500,000	499,996	0.13%
Rialto Capital Management LLC 2014-LT5 B 5.00% 5/15/2024	01/11/2016	215,986	217,609	0.06%
RiverView HECM Trust 2007-1 A 1.72% 5/25/2047	05/11/2016	477,174	471,221	0.13%
SCG Trust 2013-SRP1 AJ 3.109% 11/15/2026	12/07/2016	378,144	378,291	0.10%
SDTL 7.30% 11/22/2021	12/22/2016	368,428	375,719	0.10%
Santander Drive Auto Receivables Trust 2013-A C 3.12% 10/15/2019	12/18/2015	398,624	396,209	0.11%
Saranac CLO I Ltd. 2013-1A B 3.217% 10/26/2024		340,881	341,289	0.09%
Saranac CLO II Ltd. 2014-2A A2 2.922% 2/20/2025		320,626	320,618	0.09%
Silvermore Clo Ltd. 1.00% 5/15/2026		670,000	670,000	0.18%
Symphony CLO XII Ltd. 2013-12A B2R 3.389% 10/15/2025		427,000	427,668	0.11%
Telos CLO, Ltd. 2014-5A A 2.708% 4/17/2025	11/01/2016	828,492	830,698	0.22%
Towd Point Mortgage Trust 2015-4 A1 3.50% 4/25/2055		947,763	953,327	0.26%
Towd Point Mortgage Trust 2016-3 A1 2.25% 4/25/2056	07/22/2016	645,082	644,523	0.17%
Towd Point Mortgage Trust 2015-1 AES 3.00% 10/25/2053	12/09/2015	560,635	566,369	0.15%
Towd Point Mortgage Trust 2015-2 2A1 3.75% 11/25/2057	01/05/2016	376,894	381,315	0.10%

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES (Continued)

June 30, 2017
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Unison Ground Lease Funding LLC 2013-1 B 5.78% 3/15/2043	12/12/2016, 12/15/2016	$319,048	$346,148	0.09%
VOLT XL LLC 2015-NP14 A1 4.375% 11/27/2045	12/08/2015	599,912	600,734	0.16%
VOLT XXV LLC 2015-NPL8 A1 3.50% 6/26/2045	01/20/2016	448,870	456,996	0.12%
VOLT XXXIII LLC 2015-NPL5 A1 3.50% 3/25/2055	01/13/2016	626,032	634,317	0.17%
Verizon Owner Trust 2017-1A B 2.45% 9/20/2021		917,874	922,326	0.25%
Verizon Owner Trust 2017-2A A 1.92% 12/20/2021		706,892	707,334	0.19%
Verizon Owner Trust 2017-2A B 2.22% 12/20/2021		644,832	645,137	0.17%
Verizon Owner Trust 2017-1A A 2.06% 9/20/2021		269,030	270,105	0.07%
Verizon Owner Trust 2016-2A B 2.15% 5/20/2021		267,689	269,192	0.07%
Verizon Owner Trust 2016-2A A 1.68% 5/20/2021		238,604	239,321	0.06%
Volvo Financial Equipment LLC Series 2016-1A A2 1.44% 10/15/2018	06/09/2016	526,531	525,947	0.14%
Volvo Financial Equipment LLC Series 2017-1A A4 2.21% 11/15/2021		158,996	159,106	0.04%
WCP ISSUER LLC 2013-1 B 6.657% 8/15/2043	12/13/2016, 12/16/2016	380,553	422,939	0.11%
Washington Mill CLO Ltd. 2014-1A B2R 3.60% 4/20/2026		317,000	317,084	0.09%
Washington Mill CLO Ltd. 2014-1A A2R 2.90% 4/20/2026		250,000	250,039	0.07%
West CLO Ltd. 2013-1A A1BR 2.745% 11/7/2025		418,000	418,102	0.11%
West CLO Ltd. 2013-1A A2BR 3.393% 11/7/2025		250,000	248,689	0.07%
Westlake Automobile Receivables Trust 2016-3A B 2.07% 12/15/2021	10/14/2016	1,348,876	1,347,410	0.36%
Westlake Automobile Receivables Trust 2016-1A B 2.68% 9/15/2021	01/14/2016	1,299,932	1,303,638	0.35%
Westlake Automobile Receivables Trust 2017-1A C 2.70% 10/17/2022		410,983	411,625	0.11%
ZW1L 6.00% 11/16/2022	11/17/2016	364,791	368,301	0.10%
ZW2L 10.179% 11/16/2023	11/17/2016, 02/17/2016	128,174	129,735	0.03%
Zais CLO 2 Ltd. 2014-2A A1BR 2.92% 7/25/2026		250,000	250,237	0.07%
TOTAL RESTRICTED SECURITIES		$72,893,217	$73,101,123	19.65%

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $317,716,110)	$355,660,179
Short-term investments — at amortized cost (maturities 60 days or less)	20,073,800
Cash	710
Receivable for:
Dividends and interest	928,297
Investment securities sold	4,828
Prepaid expenses and other assets	2,010
Total assets	376,669,824
LIABILITIES
Payable for:
Investment securities purchased	4,337,754
Advisory fees	212,594
Capital Stock repurchased	35,002
Accrued expenses and other liabilities	143,404
Total liabilities	4,728,754
NET ASSETS	$371,941,070
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,623,480 shares	$8,655,240
Additional Paid-in Capital	320,097,386
Undistributed net realized gain	9,040,331
Accumulated net investment loss	(3,791,247)
Unrealized appreciation of investments	37,939,360
NET ASSETS	$371,941,070
NET ASSET VALUE
Common Stock net asset value per share	$43.13
Common Stock market price per share	$38.65

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2017
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $108,987)	$1,946,032
Interest	2,046,178
Total investment income	3,992,210
EXPENSES
Advisory fees	1,270,868
Director fees and expenses	93,034
Reports to shareholders	85,684
Legal fees	80,019
Audit and tax services fees	79,904
Transfer agent fees and expenses	69,399
Custodian fees	26,722
Filing fees	12,401
Administrative services fees	9,125
Professional fees	8,250
Other	10,696
Total expenses	1,746,102
Net expenses	1,746,102
Net investment income	2,246,108
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,242,742
Foreign currency transactions	1,270
Net change in unrealized appreciation (depreciation) of:
Investments	18,759,685
Translation of foreign currency denominated amounts	17,251
Net realized and unrealized gain	21,020,948
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,267,056

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended June 30, 2017 (Unaudited)	Year ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,246,108	$3,480,750
Net realized gain	2,244,012	9,375,972
Net change in unrealized appreciation	18,776,936	15,010,789
Net increase in net assets resulting from operations	23,267,056	27,867,511
Distributions to shareholders from:
Net investment income	(6,037,351)	(13,675,279)
Net realized capital gains	—	(291,248,826)
Total distributions	(6,037,351)	(304,924,105)
Capital Stock transactions:
Cost of Capital Stock repurchased	(619,865)	(537,208)
Capital contributions	—	471,020
Net increase (decrease) from Capital Stock transactions	(619,865)	(66,188)
Total change in net assets	16,609,840	(277,122,782)
NET ASSETS
Beginning of period	355,331,230	632,454,012
End of period	$371,941,070	$355,331,230
Shares of Capital Stock repurchased	(16,911)	(14,849)
Change in Capital Stock outstanding	(16,911)	(14,849)

See notes to financial statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

	Six months ended June 30, 2017	Year ended December 31
	(unaudited)	2016	2015	2014	2013	2012
Per share operating performance:
Net asset value at beginning of period	$41.12	$73.07	$80.44	$73.94	$59.06	$54.30
Income from investment operations:
Net investment income(1)	$0.26	$0.40	$0.02	$0.14	$0.14	$0.32
Net realized and unrealized gain (loss) on investment securities	2.45	2.82	(3.39)	10.56	17.74	8.18
Total from investment operations	$2.71	$3.22	$(3.37)	$10.70	$17.88	$8.50
Distributions to Preferred shareholders:
Dividends from net investment income	—	—	—	—	—	$(0.19)
Distributions from net realized capital gains	—	—	—	—	—	(0.08)
Distributions to Common shareholders:
Dividends from net investment income	$(0.70)	$(1.58)	$(0.04)	$(0.18)	$(0.22)	(0.10)
Distributions from net realized capital gains	—	(33.65)	(3.96)	(4.02)	(2.78)	(3.37)
Total distributions	$(0.70)	$(35.23)	$(4.00)	$(4.20)	$(3.00)	$(3.74)
Capital Stock Repurchased	—	$0.01	—	—	—	—
Capital Contributions	—	$0.05	—	—	—	—
Net asset value at end of period	$43.13	$41.12	$73.07	$80.44	$73.94	$59.06
Per share market value at end of period	$38.65	$35.95	$66.26	$72.13	$67.10	$52.22
Total investment return(2)	9.49%	8.13%	(2.76)%	14.20%	34.80%	18.50%
Net asset value total return(3)	6.61%	9.05%	(4.38)%	14.90%	30.90%	15.60%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$371,941	$355,331	$632,454	$696,239	$639,974	$511,150
Ratios based on average net assets applicable to Common Stock:
Expenses	0.96%†	0.91%	0.85%	0.80%	0.84%	0.93%
Net investment income	1.21%†	0.87%	0.03%	0.19%	0.18%	0.56%
Portfolio turnover rate	26%	35%	39%	6%	9%	7%

(1)  Per share amount is based on average shares outstanding.

(2)  Based on market value per share, adjusted for reinvestment of distributions.

(3)  Based on net asset value per share, adjusted for reinvestment of distributions.

†  Annualized.

See notes to financial statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2017
(Unaudited)

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Fund in the preparation of its financial statements include the following:

1. SECURITY VALUATON—The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets prior to the year ended December 31, 2013 do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LLC ("Adviser"), generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017
(Unaudited)

is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE C—Capital Stock

The Fund did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the period ended June 30, 2017. The Fund's Board of Directors have approved a stock repurchase program. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 10%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner. During the period ended June 30, 2017, the Fund repurchased 16,911 of its outstanding shares.

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Agreement"), the Fund pays the Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2017, the Fund paid aggregate fees and expenses of $93,034 to all Directors who are not affiliated persons of the Adviser.

NOTE E—Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Cost of purchases of investment securities (excluding short-term investments) aggregated $65,277,144 for the period ended June 30, 2017. The proceeds and cost of securities sold resulting in net realized gains of $2,242,742 aggregated $43,964,494 and $41,721,752, respectively, for the period ended June 30, 2017. Realized gains or losses are based on the specific identification method.

The cost of investment securities held at June 30, 2017, was $317,649,612 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30, 2017, for federal income tax purposes was $40,201,464 and $2,257,251, respectively resulting in net unrealized appreciation of $37,944,213. As of and during the period ended June 30, 2017, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2013 or by state tax authorities for years ended on or before December 31, 2012.

NOTE F—Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities'

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017
(Unaudited)

value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2017:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Infrastructure Software	$33,282,667	$—	$—	$33,282,667
Diversified Banks	29,837,667	—	—	29,837,667
Aircraft & Parts	24,813,238	—	—	24,813,238
Internet Media	16,948,857	—	—	16,948,857
Insurance Brokers	14,191,083	—	—	14,191,083
P&C Insurance	14,006,356	—	—	14,006,356
Consumer Finance	12,633,217	—	—	12,633,217
Semiconductor Devices	11,100,172	—	—	11,100,172
Communications Equipment	10,149,338	—	—	10,149,338
Electrical Components	10,098,578	—	—	10,098,578
Electrical Power Equipment	9,172,056	—	—	9,172,056
Specialty Pharma	7,099,402	—	—	7,099,402
Investment Companies	6,998,959	—	—	6,998,959
Advertising & Marketing	6,060,089	—	—	6,060,089
Life Science Equipment	5,588,274	—	—	5,588,274
Base Metals	5,165,264	—	—	5,165,264
Integrated Oils	3,879,038	—	—	3,879,038
Household Products	2,667,268	—	—	2,667,268
Food & Drug Stores	2,546,425	—	—	2,546,425
Exploration & Production	890,866	—	—	890,866
Commercial Mortgage-Backed Securities
Agency	—	334,368	—	334,368
Agency Stripped	—	15,391,561	—	15,391,561
Non-Agency	—	2,632,766	320,385	2,953,151
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	8,782,131	—	8,782,131
Agency Pool Fixed Rate	—	4,040,453	—	4,040,453
Non-Agency Collateralized Mortgage Obligation	—	5,505,363	—	5,505,363

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017
(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Asset-Backed Securities
Auto	$—	$23,973,374	$—	$23,973,374
Collateralized Loan Obligation	—	15,282,978	2,336,000	17,618,978
Credit Card	—	5,993,814	—	5,993,814
Equipment	—	18,835,004	1,433,387	20,268,391
Other	—	7,788,741	4,057,131	11,845,872
Corporate Bonds & Notes	—	1,365,031	321,258	1,686,289
Corporate Bank Debt	—	5,052,012	1,052	5,053,064
Municipals	—	227,484	—	227,484
U.S. Treasuries	—	4,857,072	—	4,857,072
Short-Term Investments	—	20,073,800	—	20,073,800
	$227,128,814	$140,135,952	$8,469,213	$375,733,979

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2017:

Investments	Beginning Value at December 31, 2016	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In(Out)	Ending Value at June 30, 2017	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2017
Asset-Backed Securities Collateralized Loan Obligation	$2,570,634	$20,810	$670,000	$—	$(925,444)	$2,336,000	$2,193
Asset-Backed Securities Equipment	456,822	10,858	1,456,282	(224,699)	(265,876)	1,433,387	10,625
Commercial Mortgage- Backed Securities Non-Agency	818,000	2,206	—	(282,212)	(217,609)	320,385	2,385
Corporate Bank Debt	2,429,494	14,444	363,004	(11,636)	(2,794,254)	1,052	(353)
Corporate Bonds & Notes	451,841	(64,076)	—	(66,507)	—	321,258	(80,242)
Asset-Backed Securities — Other	4,138,744	(9,582)	1,261,994	—	(1,353,189)	4,057,131	963
Residential Mortgage- Backed Securities Agency Collateralized Mortgage Obligation	1,395,483	(1,940)	—	(37,848)	(1,355,695)	—	—

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017
(Unaudited)

Investments	Beginning Value at December 31, 2016		Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In(Out)	Ending Value at June 30, 2017	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2017
Residential Mortgage- Backed Securities Non-Agency Collateralized Mortgage Obligation		$302,523	$1,005	$—	$(93,598)	$(209,930)	$—	$—
Total Investments 12,563,541	$		$(7,111)	$3,751,280	$(716,500)	$(7,121,997)	$8,469,213	$(64,429)

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and 2. There were transfers of $7,121,997 out of Level 3 during the period ended June 30, 2017, due to the number of brokers providing daily quotes and the availability of observable inputs.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2017:

Financial Assets	Fair Value at June 30, 2017	Valuation Technique(s)	Unobservable Inputs	Price/Range
Commercial Mortgage-Backed Securities—Non-Agency	$320,385	Third-Party Broker Quote*	Quotes/Prices	$100.75
Asset-Backed Securities— Collateralized Loan Obligation	$1,845,000	Third-Party Broker Quote*	Quotes/Prices	$100.00
	$491,000	Pricing Vendor	Prices	$100.00
Asset-Backed Securities— Equipment	$1,433,387	Third-Party Broker Quote*	Quotes/Prices	$99.75-$101.00
Asset-Backed Securities— Other	$4,057,131	Third-Party Broker Quote*	Quotes/Prices	$99.18-$103.41
Corporate Bonds and Notes— Consumer, Cyclical	$83,230	Third-Party Broker Quote*	Quotes/Prices	$35.75
Corporate Bonds and Notes— Financial	$131,298	Third-Party Broker Quote*	Quotes/Prices	$100.25

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017
(Unaudited)

Financial Assets	Fair Value at June 30, 2017	Valuation Technique(s)	Unobservable Inputs	Price/Range
Corporate Bonds and Notes— Industrial	$106,730	Third-Party Broker Quote*	Quotes/Prices	$25.00
Corporate Bank Debt	$1,052	Pricing Model**	Reference prices	$100.38-$100.63

*  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

**  The Pricing Model technique for Level 3 securities involves calculating the difference between the fair value of the funded portion of the securitiy and the price at which the Fund is committed to fund the unfunded committment.

NOTE G—Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2017, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$10,081,000	$10,081,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $10,283,593 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

SOURCE CAPITAL, INC.
RESULTS OF ANNUAL MEETING

Results of the Annual Meeting of Shareholders:

The Annual Meeting of Shareholders was held on May 8, 2017 in Los Angeles, California. The voting result for the proposal considered at the Annual Meeting of Shareholders is as follows:

Election of Directors. The shareholders of the Fund elected J. Richard Atwood, Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick to serve on the Board of Directors.

	Total Shares Voted For	Total Shares Withheld
J. Richard Atwood	6,253,160	351,448
Sandra Brown	6,255,103	351,448
Mark L. Lipson	6,259,412	351,448
Alfred E. Osborne, Jr.	6,114,135	351,448
A. Robert Pisano	6,249,712	351,448
Patrick B. Purcell	6,254,072	351,448
Allan M. Rudnick	6,265,804	351,448

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Company Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick - 1940†	Director and Chairman* Years Served: 5	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown - 1955†	Director* Years Served: <1	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson - 1949†	Director* Years Served: 1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Alfred E. Osborne, Jr. - 1944†	Director* Years Served: 3	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano - 1943†	Director* Years Served: 4	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals
Patrick B. Purcell - 1943†	Director* Years Served: 7	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
J. Richard Atwood - 1960**	Director* and President Years Served: 20	Managing Partner of the Adviser.	7
Steven Romick - 1963	Vice President & Portfolio Manager Years Served: 1	Managing Partner of the Adviser	2
Mark Landecker - 1977	Vice President & Portfolio Manager Years Served: 1	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Senior Vice President (2009 to 2012) of the Adviser.
Brian Selmo - 1979	Vice President & Portfolio Manager Years Served: 1	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Vice President (2008 to 2012) of the Adviser.
Thomas H. Atteberry - 1955	Vice President & Portfolio Manager Years Served: 1	Partner of the Adviser
Abhijeet Patwardhan - 1979	Vice President & Portfolio Manager Years Served: 1	Managing Director (since 2015) and a Director of Research (since 2015) of the Adviser. Formerly Senior Vice President (2014 to 2015) and Vice President (2010 to 2013) of the Adviser.
David C. Lebisky - 1972	Chief Compliance Officer Years Served: <1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler - 1967	Treasurer Years Served: 11	Senior Vice President and Controller of the Adviser.
Francine S. Hayes - 1967	Secretary Years Served: 2	Vice President and Senior Counsel of State Street Bank and Trust Company

† Independent Director and Audit Committee member

* Directors serve until their resignation, removal or retirement.

** Interested Director

Ms. Brown and Messrs. Lipson, Osborne, Pisano, Purcell and Rudnick serve as members of the audit committee of certain investment companies managed by First Pacific Advisors, LLC ("FPA"), the Fund's investment adviser. The Fund's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Fund.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) Continued

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-551-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

The Fund's complete proxy voting record for the 12 months ended June 30, 2017, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Fund's Audit Committee Charter is available on its website, www.sourcecapitalinc.com, and is available without charge, upon request, by calling 1-800-982-4372. The Fund's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2016, was submitted to the NYSE on May 12, 2017. The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Additional information about the Fund is available online at www.sourcecapitalinc.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Blvd., Suite 1200
Los Angeles, California 90025
(800) 982-4372 or (310) 473-0225

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

Dechert LLP
San Francisco, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to: American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)      Not required for this filing.

(a)(2)      Not required for this filing.

(a)(3)      Not required for this filing.

(a)(4)      Not required for this filing.

(b)                                 There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated December 31, 2016 and as filed in Form N-CSR on March 3, 2017 SEC Accession No. 0001104659-17-013992.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The registrant’s Board of Directors renewed the stock repurchase program at a Meeting of the Board of Directors on November 14, 2016 to repurchase up to 10% of the registrant’s outstanding common stock through December 31, 2017.  During the period ended June 30, 2017, the registrant repurchased 16,911 shares of common stock as further detailed below.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
1/1/17 – 1/31/17	15,604	$36.44	15,604	848,435
2/1/17 – 2/28/17	0	$0.00	0	848,435
3/1/17 – 3/31/17	0	$0.00	0	848,435
4/1/17 – 4/30/17	0	$0.00	0	848,435
5/1/17 – 5/31/17	0	$0.00	0	848,435
6/1/17 – 6/30/17	1,307	$38.55	1,307	847,128

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this semi-annual report.

Item 13.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 6, 2017

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 6, 2017